UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 14, 2006

eXegenics, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-26648		75-2402409
(Commission File Number)		(IRS Employer Identification No.)

1250 Pittsford-Victor Road, Building 200, Suite 280, Pittsford, New York	14534
(Address of Principal Executive Offices)	(Zip Code)

(585) 218-4368
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

On August 14, 2006, eXegenics, Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) with a group of investors led by Phillip Frost, M.D, for the sale of shares of the Company’s  common stock. The shares of common stock to be issued to the purchasers will constitute, upon issuance, 51% of the issued and outstanding shares of common stock of the Company, on a fully-diluted basis. The aggregate purchase price to be paid for the shares is $8,613,000, reflecting the book value of the Company at June 30, 2006. The purchase price is subject to adjustment based on the book value of the Company at the closing date. A closing of the stock purchase is subject to certain conditions, as more particularly described in the Purchase Agreement. Among other things, a closing of the transaction is subject to the approval by the stockholders of the Company of (i) an amendment to the certificate of incorporation of the Company increasing the number of authorized shares of common stock and (ii) the consummation of the transaction.

The description above is qualified in its entirety by reference to the Stock Purchase Agreement which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

A copy of the press release announcing the Company’s execution of the Purchase Agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Addtional Information

In connection with the proposed sale and issuance of shares of eXegenics common stock and amendment of eXegenics's certificate of incorporation, eXegenics will file a proxy statement with the Commission. SECURITY HOLDERS ARE URGED TO READ THE  PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE COMMISSION, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Security holders may obtain a free copy of the proxy statement (when available) and other documents filed by eXegenics at the Commission's web site at www.sec.gov. The  proxy statement and such other documents may also be obtained free of charge from eXegenics Inc. by directing such request to eXegenics Inc., 1250 Pittsford-Victor Road, Building 200, Suite 280, Pittsford, New York 14534, tel: (585) 218-4368.

eXegenics and certain of its directors, executive officers and other members of its management and employees may be considered to be soliciting proxies from eXegenics stockholders in favor of the proposed sale and issuance of shares of eXegenics common stock and amendment of eXegenics's certificate of incorporation. INFORMATION CONCERNING PERSONS WHO MAY BE CONSIDERED PARTICIPANTS IN THE SOLICITATION OF EXEGENICS’ STOCKHOLDERS UNDER THE RULES OF THE COMMISSION IS SET FORTH IN THE PROXY STATEMENT FOR THE 2006 ANNUAL MEETING OF EXEGENICS INC. FILED BY EXEGENICS WITH THE COMMISSION ON DECEMBER 13, 2005. Updated information concerning these persons will be available in the proxy statement.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

On August 14, 2006, the Company issued a press release related to its execution of the Purchase Agreement. A copy of the press release is filed as Exhibit 99.1 to this Report on form 8-K and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits:

10.1 Stock Purchase Agreement dated as of August 14, 2006

99.1 Press Release issued by eXegenics, Inc. dated August 14, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eXegenics, INC.

August 14, 2006	By:	/s/ John A. Paganelli
John A. Paganelli, Chairman of the Board, Chief Executive Officer (Interim) Chief
(Principal Executive Officer)